SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 26, 2006

INTERFACE, INC.
(Exact name of Registrant as Specified in its Charter)

Georgia	000-12016	58-1451243
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

2859 Paces Ferry Road, Suite 2000 Atlanta, Georgia	30339
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (770) 437-6800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On July 26, 2006, we amended the Employment Agreement and Change in Control Agreement of Ray C. Anderson to extend the term of each agreement by two years. (Copies of the amendments, each dated July 26, 2006, are attached hereto as Exhibits 99.1 and 99.2, respectively.) As amended, each agreement is for a rolling two-year term, such that the remaining term is always two years (until such time as Mr. Anderson reaches his 72nd birthday, at which time the term is fixed for an additional two years and then expires upon his 74th birthday).

ITEM 9.01.     FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS.

(a)    Financial Statements of Businesses Acquired.

 None.

(b)    Pro Forma Financial Information.

 None.

(c)    Shell Company Transactions.

Not applicable.

(d)    Exhibits.

Exhibit No.	Description

99.1	Fifth Amendment to Employment Agreement of Ray C. Anderson, dated July 26, 2006.

99.2	Fifth Amendment to Change in Control Agreement of Ray C. Anderson, dated July 26, 2006.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERFACE, INC.
By:	/s/ Patrick C. Lynch Patrick C. Lynch Vice President and Chief Financial Officer
Date: July 28, 2006

3

EXHIBIT INDEX

Exhibit No.	Description

99.1	Fifth Amendment to Employment Agreement of Ray C. Anderson, dated July 26, 2006.

99.2	Fifth Amendment to Change in Control Agreement of Ray C. Anderson, dated July 26, 2006.

4